Pursuant to Rule 497(e)
Registration No. 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated September 1, 2009 to the Prospectus dated April 30, 2009,

as supplemented and amended to date

On August 25, 2009, the Board of Directors of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) approved an amendment to the Administrative Services Agreement between SunAmerica Asset Management Corp. and the Fund (the “Agreement”), pursuant to which the administrative fee payable under the Agreement will be decreased, effective September 1, 2009, from an annual rate of 0.40% of average daily net assets to an annual rate of 0.20% of average daily net assets.

Accordingly, effective September 1, 2009, the expense information for the Fund in the table under “Annual Fund Operating Expenses,” in the section “Fund Highlights” on page 5 of the Prospectus, is hereby restated as follows to reflect the new administrative fee rate payable by the Fund to SunAmerica pursuant to the Agreement:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
		Class A			Class C
Management Fees(4)		0.85%			0.85%
Distribution and Service (12b-1) Fees(5)		0.35%			0.75%
Other Expenses		0.70%			0.68%
Administrative Fee(4)	0.20%			0.20%
Acquired Funds Fees and Expenses(6)		0.01%			0.01%

Total Annual Fund Operating Expenses		1.91%			2.29%
Expense Reimbursement (Recoupments)		0.45%			0.53%
Net Expenses		1.46	%(7)(8)		1.76	%(7)(8)

(4)	The Management Fees and Administrative Fee are based on a percentage of the Fund’s average daily net assets (net assets are total gross assets minus all liabilities except debt). The Administrative Fee noted above is a component of Other Expenses.
(5)	Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(6)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.
(7)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp., the Fund’s investment adviser, is contractually obligated to waive its fees and reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the following amounts: Class A - 1.45%; Class C - 1.75%. These contractual expense caps will continue indefinitely, subject to termination by the Board of Directors, including a majority of the directors that are not deemed to be “interested persons” of the Fund, as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Disinterested Directors”).
(8)	The net expenses do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each Class and does not include Acquired Fund Fees and Expenses. The net expenses of Classes A and C shares shown in the table above exceed the contractual expense limitations shown in footnote 7 because they include Acquired Fund Fees and Expenses, whereas the contractual expense limitations are based on operating expenses and do not include Acquired Fund Fees and Expenses.

In addition, under the heading “Fund Management – Administrator,” on page 23 of the prospectus, the last sentence is hereby deleted in its entirety and replaced with the following:

“For these services, the Fund pays SunAmerica a fee at the annual rate of 0.20% of the Fund’s average daily net assets.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

SUP2_SFPRO_4-09

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated September 1, 2009 to the Statement of Additional Information

dated April 30, 2009, as supplemented and amended to date

On August 25, 2009, the Board of Directors of SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) approved an amendment to the Administrative Services Agreement between SunAmerica Asset Management Corp. and the Fund (the “Agreement”), pursuant to which the administrative fee payable under the Agreement will be decreased, effective September 1, 2009, from an annual rate of 0.40% of average daily net assets to an annual rate of 0.20% of average daily net assets.

Accordingly, effective September 1, 2009, under the heading “Advisory, Administration and Distribution Services,” on page B-27 of the Statement of Additional Information, the second sentence of the third full paragraph is hereby deleted in its entirety and replaced with the following:

“For these services, the Fund pays SunAmerica an administration fee at the rate of 0.20% of the Fund’s average daily net assets.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

SAI-SUP2_SFPRO_4-09